UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 23, 2008
THE GOLDMAN SACHS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

85 Broad Street
New York, New York	10004

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 902-1000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Item 3.03	Material Modification of the Rights of Security Holders.
The Goldman Sachs Group, Inc. (the “Company”) has agreed to issue and sell, and Berkshire Hathaway Inc. and certain affiliates (the “Investor”) have agreed to purchase, (1) 50,000 shares of the Company’s 10% Cumulative Perpetual Preferred Stock, Series G, having a liquidation value of $100,000 per share (“Preferred Stock”), and (2) a Warrant (the “Warrant”) to purchase 43,478,260 shares of the Company’s voting common stock, par value $0.01 per share (“Common Stock”), for an aggregate purchase price of $5.0 billion in cash.
Dividends on the Preferred Stock will accrue on the liquidation value at a rate per annum of 10% but will be paid only when, as and if declared by the Company’s Board of Directors out of legally available funds. At any time when such dividends have not been paid in full, the unpaid amounts will accrue dividends at the same 10% rate and the Company will not be permitted to pay dividends or other distributions on, or to repurchase, any of the outstanding Common Stock or any of the Company’s outstanding preferred stock of any series. Subject to the approval of the Board of Governors of the Federal Reserve System, the Preferred Stock may be redeemed by the Company at any time, in whole or in part, at a redemption price of 110% of the liquidation value to be redeemed plus any accrued, unpaid dividends. The Preferred Stock has no maturity date and will rank senior to the outstanding Common Stock (and pari passu with the Company’s other outstanding series of preferred stock) with respect to the payment of dividends and distributions in liquidation.
As long as at least 10,000 shares of the Preferred Stock remain outstanding, the Preferred Stock, voting as a separate class, will have the right to approve any future issuance of preferred stock ranking senior to the Preferred Stock, and any amendment of the certificate of incorporation or future merger, reclassification or similar event in which the rights and other terms of the Preferred Stock (or successor securities) are substantially modified. Subject to certain limited exceptions, the Preferred Stock and the Warrant are not transferrable for five years, and the shares of Common Stock issuable on exercise of the Warrant may be transferred at any time but only in public offerings and other public market sales, or in private transactions, that do not involve the transfer to any single purchaser or group of more than 3.5% of the outstanding Common Stock. So long as the Investor owns at least 10,000 shares of Preferred Stock, in the event of a spin-off of a business by the Company, a portion of the Preferred Stock owned by the Investor will be exchanged for preferred stock in the spun-off business, based on the relative value of the Company and the spun-off business.
The Warrant is exercisable at the holder’s option at any time and from time to time, in whole or in part, for five years at an exercise price of $115 per share of the Common Stock. The exercise price and the number of shares issuable on exercise of the Warrant are subject to antidilution adjustments for stock splits, reclassifications, noncash distributions, extraordinary cash dividends, pro rata repurchases of Common Stock, business combination transactions, and certain issuances of Common Stock (or securities convertible into or exercisable for Common Stock) at a price (or having a conversion or exercise price) that is less than 95% of the market price of the Common Stock at the pricing of the securities issuance. The Investor has agreed that it will not increase its beneficial ownership of the outstanding Common Stock above 14.9%. (At the date of issuance, the Warrant will be exercisable for approximately 9.0% of the post-exercise outstanding Common Stock.)
These securities have not been registered under the Securities Act of 1933 and are being issued and sold in a private placement pursuant to Section 4(2) thereof. The Company has agreed to enter into a registration rights agreement affording the Investor certain registration rights.
The transaction is expected to close on or about October 1, 2008.

Item 7.01	Regulation FD Disclosure.
Copies of the Company’s press releases announcing the transactions described in this Report on Form 8-K are included as an exhibit to this Report on Form 8-K and are incorporated by reference into this Item 7.01.

Item 8.01	Other Events.
In addition, the Company priced a registered public offering of 40,650,407 shares of Common Stock at an initial public offering price of $123 per share for total gross proceeds of $5,000,000,061 pursuant to a Registration Statement on Form S-3 (File No. 333-130074). The offering was underwritten by Goldman, Sachs & Co. The Company granted Goldman, Sachs & Co. an option to purchase up to an additional 6,097,561 shares from the Company which the underwriter exercised in full on September 25, 2008, increasing the total gross proceeds of the offering by an additional $750,000,003. The offering closed on September 29, 2008.
A copy of the opinion of Sullivan & Cromwell LLP with respect to the registration of the offering of Common Stock is included as an exhibit to this Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements
This Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2007 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2007.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are being furnished or filed as part of this Report on Form 8-K:
3.1	Furnished — Press releases of the Company, dated September 23, 2008 and September 24, 2008, announcing the private placement of preferred stock and a warrant to purchase common stock and the public offering of common stock.
5.1	Filed — Opinion of Sullivan & Cromwell LLP

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)
Date: September 29, 2008	By:	/s/ Kenneth L. Josselyn
		Name:	Kenneth L. Josselyn
		Title:	Associate General Counsel and Assistant Secretary